Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Palm Harbor Homes, Inc. (“the Company”) on Form 10-Q for the period ended September 24, 2010, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), we, Larry H. Keener, Chief Executive Officer of the Company, and Kelly Tacke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.  § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Larry H. Keener
Larry H. Keener
Chief Executive Officer
November 15, 2010

By:	/s/ Kelly Tacke
Kelly Tacke
Chief Financial Officer
November 15, 2010